Exhibit 10.17

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

3rd AMENDMENT TO RESEARCH, COLLABORATION AND LICENSE AGREEMENT

This THIRD AMENDMENT (“Third Amendment”) is entered into as of October 30, 2017 (the “Third Amendment Effective Date”) by and between Dimension Therapeutics Inc., having its principal offices at 840 Memorial Drive, Cambridge, MA 02139 (“Licensee”), and The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation, with offices located at Penn Center for Innovation, 3160 Chestnut Street, Suite 200, Philadelphia, PA 19104-6228 (“Penn”).  Licensee and Penn are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties entered into a Research, Collaboration & License Agreement having an effective date of May 5, 2016 as amended by the First Amendment dated October 18, 2016 and the Second Amendment Dated December 23, 2016 (collectively the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement to include additional research and funding;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	The Research Plan set forth in Exhibit B of the Agreement is hereby amended to incorporate the updated tasks and activities listed for 2017 under Schedule A to this Third Amendment.

2.

The Research Program Budget in Exhibit C of the Agreement is hereby amended to include the research budget and corresponding payment schedule for 2017 as set forth in Schedule B to this Third Amendment.

3.	Section 2.3.1(a) of the Agreement is hereby deleted it in its entirety and replaced with the following language:

“Within [***] days of the Effective Date, Licensee shall pay to Penn an amount of $[***] for performance of the research and development under the Research Program for [***].

On [***], Licensee shall pay to Penn an amount of $[***] for performance of the research and development under the Research Program for [***].

On [***], Licensee shall pay to Penn an amount of $[***] for performance of the research and development under the Research Program for [***].

On [***], Licensee shall pay to Penn an amount of $[***] as detailed in Schedule B, provided however, that prior to the [***] payment date, Licensee and Penn shall review the payments made by Licensee during [***] in connection with work performed under the Research Program through [***].

On [***], Licensee shall pay Penn an amount of [***] for performance of the research and development under the Research Program for [***].

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

[***] after Effective Date of this Third Amendment, Licensee shall pay Penn an amount of [***], as detailed in Schedule B, for performance of the research and development under the Research Program for [***].

4.

This Third Amendment and the Agreement, including all Exhibits, Appendices and Schedules thereto, contain the entire understanding among the Parties respecting the subject matter hereof and thereof and supersede any and all prior agreements, understandings and arrangements whether written or oral among the Parties with respect to the matters contained in the Agreement and this Third Amendment.  No amendments, changes, modifications or alterations of the terms and conditions of this Third Amendment shall be binding upon any Party, unless in writing and signed by an authorized Representative of each Party.

5.	Except as expressly modified by this Amendment, the other terms and conditions of the Agreement shall remain in full force and effect.

6.

This Third Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be on and the same instrument.  A facsimile or a portable document format (PDF) copy of this Third Amendment, including the signature pages, will be deemed an original.  Executed signature pages may be transmitted by e-mail transmission.

(Signatures on following page)

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

IN WITNESS WHEREOF the Parties hereto have caused this Second Amendment to be executed and delivered by their duly authorized representatives as set forth below.

Agreed on behalf of:	Agreed on behalf of:
Dimension Therapeutics Inc.	The Trustees of the University of Pennsylvania
By: /s/ Mary Thistle	By: /s/ John Swartley
(Signature)	(Signature)
Name:Mary Thistle	Name: John S. Swartley, Ph.D
Title: Chief Operating Officer	Associate Vice Provost for Title: Research Managing Director, PCI

Acknowledged as Read and Understood

by Penn Principal Investigator

/s/ James Wilson
(Signature)
Name:Dr. James Wilson

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

Schedule A

UPenn / Dimension Therapeutics

Dimension Sponsored Research Agreement 2017 Amendment 3

[***]

Wilson’s Disease Work Plan

[***]

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

Phenylketonuria Work Plan for 2017

[***]

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

Citrullinemia Work Plan for 2017

[***]

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

Schedule B

[***] Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

University of Pennsylvania

Payment Schedule

Calendar Year 2017 Payment Schedule

Payment Due Date                           Amount of Payment to PennPayment Status

[***]      [***][***]

[***] After Third Amendment

    Effective Date          [***][***]

[***] of the Final Report      [***][***]